Virtus Newfleet Dynamic Credit ETF (Ticker: BLHY) (the “Fund”),

a series of Virtus ETF Trust II (the “Trust”)

Supplement dated January 19, 2021 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated November 27, 2020, as supplemented

Important Notice Regarding Changes in Name, Fees, Investment Strategies and Policy

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

On December 18, 2020, the Board of Trustees of the Trust approved changes to the name, management fee, expense limitation agreement, principal investment strategies and 80% investment policy of the Fund, in order to reflect a change in the Fund’s current investment strategy to invest primarily in high yield bonds. Shareholders should be aware that, due to these changes, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gains distributions to shareholders.

Accordingly, effective on March 22, 2021, the Fund’s Prospectus and SAI will be revised to reflect the following changes:

  The Fund will be renamed “Virtus Newfleet High Yield Bond ETF.”
  The contractual management fee for the Fund will be reduced from 0.55% of the Fund’s average daily net assets to 0.39% of the Fund’s average daily net assets.
  The expense limitation agreement for the Fund will be amended to reduce the Fund’s total maximum operating expenses (excluding any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) from 0.68% of the Fund’s average daily net assets to 0.49% of the Fund’s average daily net assets, through at least November 28, 2021.
  The following information regarding the Fund’s new principal investment strategy will replace in its entirety similar information appearing in the “Principal Investment Strategy” section of the Fund’s Prospectus:

The Fund is intended for investors seeking diversification and the potential rewards associated with investing in high yield bonds (also known as “junk bonds”). High yield bonds are those that are rated below investment grade. Newfleet Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The Fund will generally overweight those sectors and industries where the Sub-Adviser identifies well-valued companies whose business profiles are viewed to be improving. The Sub-Adviser attempts to maintain the duration of the Fund at a level similar to that of its benchmark index, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of high yield bonds and other debt securities. The Fund invests primarily in U.S. securities but may invest in foreign securities including those in emerging markets (i.e., those that are in the early stages of their economic development). The Fund may use credit default swaps to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund may seek to implement its investment strategy through investments in U.S. listed ETFs that are substantially invested in high yield bonds. In addition, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. The Fund may also invest a portion of its assets in securities that are restricted as to resale (e.g., Rule 144A securities). In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

  The “Principal Risks” section of the Fund’s Prospectus will be revised to remove the following risks: Loan Risk; Covenant Lite Loans Risk; Loan Participation and Assignment Risk; Mortgage-Backed and Asset-Backed Securities Risks; and Futures Contracts Risk. In addition, the following risk will be added to the “Principal Risks” section of the Fund’s Prospectus:

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

  The Fund’s broad-based securities market benchmark will be the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.
  The following information regarding the Fund’s 80% investment policy will replace in its entirety the second sentence appearing under the heading “Fund Name and Investment Policy” in the “General Description of the Trust and the Fund” section of the Fund’s SAI:

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of high yield bonds and other debt securities (the “Names Rule Policy”).

Investors should retain this supplement for future reference.

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